SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2003
Date of Report

Puget Energy, Inc.
(Exact name of Registrant as specified in its charter)

WASHINGTON
(State or other jurisdiction of incorporation)

1-16305                                                                                                          91-1969407
(Commission File No.)                                                                      (IRS Employer Identification Number)

10885 NE 4th Street
Bellevue, Washington 98004
(Address of Principal Executive Offices)

425-454-6363
(Registrant's Telephone Number, Including Area Code)

411 108th Avenue NE
Bellevue, Washington 98004-5515
(Former Address of Principal Executive Offices)

Item 5.        Other Events

        On October 31, 2003, Puget Energy, Inc. entered into a Stock Purchase Agreement to sell 4,550,000 shares of its common stock to four institutional investors at a price of $22.00 per share, for gross proceeds of $100,100,000. The press release announcing the agreement is filed as Exhibit 99.1 to this report.

        In order to furnish certain exhibits for incorporation by reference into the Post-Effective Amendment No. 1 to Registration Statement on Form S-3 of Puget Energy, previously filed with the Securities and Exchange Commission (File No. 333-82940-02), which Registration Statement was declared effective by the Commission on July 24, 2003, Puget Energy is filing the Stock Purchase Agreement, dated October 31, 2003, among Puget Energy and the the purchasers named therein as Exhibit 10.1 to such Registration Statement and an opinion of Perkins Coie LLP, legal counsel to Puget Energy regarding the sale and issuance of the securities sold by Puget Energy pursuant to such Stock Purchase Agreement as Exhibit 5.3 to such Registration Statement.

Item 7.        Financial Statements, Pro Forma Financial Statements, and Exhibits

(c)        Exhibits

Exhibit Number	Description

5.3	Opinion of Perkins Coie LLP.

10.1	Stock Purchase Agreement dated October 31, 2003 among Puget Energy, Inc. and the purchasers named therin.

23.4	Consent of Perkins Coie LLP (included as part of their opinion filed herewith).

99.1	Press release dated October 31, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: November 4, 2003

PUGET ENERGY, INC.

/s/ Donald E. Gaines
Donald E. Gaines
Vice President Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

5.3	Opinion of Perkins Coie LLP.

10.1	Stock Purchase Agreement dated October 31, 2003 among Puget Energy, Inc. and the purchasers named therin.

23.4	Consent of Perkins Coie LLP (included as part of their opinion filed herewith).

99.1	Press release dated October 31, 2003.